Supplement Dated March 3, 2014
to the Prospectuses and Statement of Additional Information
Dated October 1, 2008 for

Visionary Variable Annuity
Visionary Choice Variable Annuity

Issued By
Athene Annuity and Life Company (formerly known as Aviva Life and Annuity Company)
through its
ALAC Separate Account 1

This supplement updates certain information in the prospectuses and statement of additional information for the variable annuity contracts listed above (each a “Contract”). Please read this supplement carefully and keep it with your Contract prospectus for future reference.

Effective March 3, 2014, Aviva Life and Annuity Company (“ALAC”), successor in interest to IL Annuity and Insurance Company (the company that originally issued your Contract), changed its name to Athene Annuity and Life Company (“AALC”). The effective date of the name change may vary by state.  As a result of the name change of the insurance company, all references to Aviva Life and Annuity Company and ALAC are deleted from your prospectus and statement of additional information and replaced with references to Athene Annuity and Life Company and AALC, respectively.

The name change of the insurance company from ALAC to AALC does not change or alter any of the terms or provisions of your Contract.  AALC will continue to honor all its obligations under your Contract.  AALC remains organized under the laws of the State of Iowa.  AALC is a direct, wholly-owned subsidiary of Athene Annuity and Life Assurance Company, a Delaware insurance company, which in turn is an indirect, wholly-owned subsidiary of Athene Holding Ltd., a Bermuda-based insurance holding company.

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If you have any questions regarding this supplement, please call or contact the registered representative who sold you your Contract, or write to or call our Service Center at P.O. Box 82594, Lincoln, NE 68501, 1-888-232-6486.